                   OPPENHEIMER MAIN STREET SMALL CAP FUND(R)
                    Supplement dated April 7, 2005 to the
 Statement of Additional Information dated August 27, 2004, revised February
                                   2, 2005

This supplement  amends the Statement of Additional  Information  dated August
27, 2004,  revised February 2, 2005 and replaces the supplement dated February
18, 2005.

The Statement of Additional Information is revised as follows:

1.    The supplement dated February 18, 2005 is hereby withdrawn.

2.    The  following  bullet is added  after the first  bullet of the  section titled  "Does the Fund Have  Other  Restrictions  that are Not  Fundamental
   Policies?" on page 22:

o     With  respect to the  Fund's  non-fundamental  policy to  invest,  under normal circumstances,  at least 80% of its net assets (plus the amount  of any  borrowings  used for  investment  purposes)  in
         equity  securities  of  "small-cap"   issuers,  the  Fund  will
         provide  shareholders  at least 60 days'  prior  notice  of any change in such  policy as required  by the  Investment  Company
         Act.

3.    Effective  March 18,  2005,  the first three  paragraphs  of the section titled "Letters of Intent" on page 51 are replaced with the following:

      Letters of Intent.  Under a Letter of Intent  ("Letter"),  you can
      reduce the sales  charge rate that  applies to your  purchases  of
      Class A  shares  if you  purchase  Class  A,  Class  B or  Class C shares of the Fund or other  Oppenheimer  funds  during a 13-month period.  The total  amount of your  purchases  of Class A, Class B and  Class C shares  will  determine  the sales  charge  rate that applies to your Class A share  purchases  during that period.  You can  choose to  include  purchases  made up to 90 days  before the date of the Letter.  Class A shares of  Oppenheimer  Money  Market
      Fund,  Inc. and  Oppenheimer  Cash  Reserves fund on which you did not pay a sales  charge  and any Class N shares you  purchase,  or may have  purchased,  will not be counted  towards  satisfying the purchases specified in a Letter.

            A  Letter  is an  investor's  statement  in  writing  to the
      Distributor of his or her intention to purchase a specified  value of  Class A,  Class B and  Class C  shares  of the Fund and  other
      Oppenheimer  funds during a 13-month period (the "Letter period").
      At the investor's  request,  this may include purchases made up to
      90 days prior to the date of the  Letter.  The  Letter  states the investor's  intention to make the aggregate amount of purchases of shares which,  when added to the investor's  holdings of shares of those  funds,  will equal or exceed the  amount  specified  in the
      Letter.  Purchases  made by  reinvestment  of dividends or capital gains  distributions  and purchases  made at net asset value (i.e.
      without a sales charge) do not count toward  satisfying the amount of the Letter.

            Each  purchase  of Class A shares  under the Letter  will be made at the  offering  price  (including  the sales  charge)  that would apply to a single lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

4.    The  following is added to the end of the section  entitled  "Waivers of
   Initial and Contingent  Deferred Sales Charges in Certain  Transactions" on
   page B-5 of Appendix B:

|_|   Shares purchased in amounts of less than $5.

  April 7, 2005                                          PX0847.014